EXHIBIT 24.2

                             THE ROUSE COMPANY

                             POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that, effective September 24, 1998, each person whose signature appears below constitutes and appoints ANTHONY W. DEERING, JEFFREY H. DONAHUE and BRUCE I. ROTHSCHILD, and each of them, such person's true and lawful agents and attorneys-in-fact, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign for the undersigned such Registration Statement or Statements of The Rouse Company (the "Company") on Form S-3, or any successor or alternative Form, as may be filed from time to time, in connection with the issuance by the Company of a note or other debt instrument (collectively, a "Note") and Common Stock, par value one cent per share ("Common Stock"), of the the Company to Teachers Insurance and Annuity Association of America, or its designee (collectively, the "Holder"), and/or (ii) the resale of such Note and Common Stock by the Holder or its designee or transferee, and any registration statement or statements relating to an offering contemplated by such Registration Statement or Statements that are to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including any and all amendments (including post-effective amendments) to such Registration Statement or Statements and any registration statement related to an offering contemplated by such Registration Statement or Statements that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 (SEAL)
                               --------------------------------------------
                                  David H. Benson
                                  Director

                               /s/ Jeremiah E. Casey                (SEAL)
                               --------------------------------------------
                                  Jeremiah E. Casey
                                  Director

                               /s/ Anthony W. Deering               (SEAL)
                               --------------------------------------------
                                  Anthony W. Deering
                                  Chairman of the Board
                                  and Director

                                                                    (SEAL)
                               --------------------------------------------
                                  Mathias J. DeVito
                                  Chairman Emeritus
                                  and Director

                                                                    (SEAL)
                               --------------------------------------------
                                  Rohit M. Desai
                                  Director

                               /s/ Juanita T. James                 (SEAL)
                               --------------------------------------------
                                  Juanita T. James
                                  Director

                               /s/ William R. Lummis                (SEAL)
                               --------------------------------------------
                                  William R. Lummis
                                  Director

                                                                    (SEAL)
                               --------------------------------------------
                                  Thomas J. McHugh
                                  Director

                               /s/ Hanne M. Merriman                (SEAL)
                               --------------------------------------------
                                  Hanne M. Merriman
                                  Director

                                                                    (SEAL)
                               --------------------------------------------
                                  Roger W. Schipke
                                  Director

                               /s/ Alexander B. Trowbridge          (SEAL)
                               --------------------------------------------
                                  Alexander B. Trowbridge
                                  Director

                               /s/ Gerald J.M. Vlak                 (SEAL)
                               --------------------------------------------
                                  Gerald J.M. Vlak
                                  Director